ANNUAL
                                FINANCIAL REPORT


                           STI CLASSIC VARIABLE TRUST


                                 [LOGO OMITTED]

                          [GRAPHIC OF PILLARS OMITTED]
                                DECEMBER 31, 1997

                           --------------------------
                           STI Classic Variable Trust
                           --------------------------

Dear STI Classic Variable Trust Shareholders:

The following 1997 Annual Financial Report provides you a detailed summary of each of the STI Classic Variable Trust Funds. The STI Classic Funds and the STI Classic Variable Funds have presented investors exposure to a variety of investment opportunities since 1992. The six STI Classic Variable Trust Funds were developed specifically to meet the rapidly changing needs of today's investor. Each of these funds offers an investment discipline that identifies a specific mix of risk and return. Together, the STI Classic Variable Trust Funds complement one another, providing access to different segments of the stock and bond markets. The combination of these funds is intended to offer the ideal investment program for almost any investor.



---------------------------------------------------------------------------------------------------------------------------
                                       STI CLASSIC VARIABLE TRUST FUNDS (UNAUDITED)
                                      NET OF FEES PERFORMANCE AS OF DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
                                           THREE                                         SINCE INCEPTION      INCEPTION
                                           MONTHS         ONE YEAR       TWO YEARS        (ANNUALIZED)          DATE
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   VALUE INCOME STOCK FUND                  0.51%          26.82%         22.66%             23.77%            10/2/95
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   MID-CAP EQUITY FUND                     -1.34%          22.23%         19.10%             18.48%            10/2/95
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   SMALL CAP EQUITY FUND                     N/A             N/A            N/A             -10.09%           10/22/97
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   CAPITAL GROWTH FUND                      4.45%          36.54%         29.99%             30.14%            10/2/95
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   INVESTMENT GRADE BOND FUND               2.84%           8.84%          5.51%              6.60%            10/2/95
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   INTERNATIONAL EQUITY FUND               -5.94%          16.84%           N/A              16.21%            11/7/96
---------------------------------------------------------------------------------------------------------------------------

                                  PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RETURNS.

The STI Classic Variable Trust is a well-established family of mutual funds, nationally recognized for the diversity and quality of investment options that they provide. As the advisor to the STI Classic Variable Trust, STI Capital Management is committed to providing you quality investment products which will aid you in achieving your investment objectives.

I hope you will find the information on the following pages useful. It is intended to give you a better understanding of how our portfolio managers are investing your money. Thank you for your interest and participation in the STI Classic Variable Trust. We look forward to many successful years of investing in the future.

                       Sincerely,

                       /S/Signature

                       Anthony R. Gray
                       Chief Executive Officer and Chief Investment Officer STI Capital Management, N.A.

                             VALUE INCOME STOCK FUND
                             -----------------------

The Value Income Stock Fund (the "Fund") seeks to provide current income with a secondary goal of achieving capital appreciation through investment in equity assets of high yielding, undervalued companies.

The Fund's investment philosophy is a very structured, methodical approach to purchasing stocks. The bottom-up approach has three key factors to consider in all investment decisions -- minimum dividend yield criteria, low historical relative valuation, and a fundamental catalyst which could upwardly value the individual security.

Most securities in the Fund's portfolio have a dividend yield of at least the average stock held in the S&P 500 market index. By screening for only high yielding securities, the Fund is ensured a high dividend component for the total return. Stocks are then screened on a relative historical valuation basis. Quantitative review is conducted on the price/book, price/earnings, price/cash flow and yield data for the past several years. Only stocks trading in the bottom third of their historical range (based on certain acceptable criteria) have the potential to be added to the portfolio. Finally, traditional fundamental analysis is applied to determine a catalyst which could, when recognized by other investors, revalue the stock positively. Only securities which appear to have a reason for attracting investor attention are then selected to be held in the Fund's portfolio.

The Fund's return for 1997 was 26.82%. The Fund underperformed its index, the S&P 500/Barra Value, by 3.16% for the year. We believe this underperformance was a result of the Fund's underweighting in the financial sector, a sector that performed strongly in 1997. Another reason was its overweighting in the basic materials sector, a sector that did not perform as strongly.

In 1998 we believe the successful regional telephone companies will team up with long-distance companies such as AT&T, rather than trying to enter the long-distance business single handedly and may provide good value opportunity. On the downside, the commodity companies -- the metals, papers and chemicals -- had a very tough fourth quarter in 1997, as the Asian financial crisis reduced demand for these products and cooled inflation fears. Of the three, we think that the paper group is most likely to post stronger earnings in 1998 than 1997.

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmarks.

                 [line graph omitted -- plot points as follows]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

           STI Classic Variable Trust    S&P 500/BARRA        Lipper Equity
Date         Value Income Stock Fund      Value Index     Income Funds Average
10/31/95            $10,000                 $10,000             $10,000
12/95                10,828                  10,816              10,703
12/96                12,846                  13,194              12,781
12/97                16,292                  17,149              16,297


                        One Year        Annualized Inception
                         Return                to Date
                         26.82%                23.77%

            Past performance is no indication of future performance.

                               MID-CAP EQUITY FUND
                              --------------------

The Mid-Cap Equity Fund (the "Fund") seeks to provide capital appreciation by investing in a diversified portfolio of equity assets of small to mid-size companies with above-average growth of earnings.

Mid-cap securities, between $500 million to $5 billion market capitalization, with a strong growth history are the primary consideration for this investment philosophy. These companies are evaluated relative to their industry sector and the market in general. Each industry sector is considered in relation to the business cycle, and the portfolio maintains large positions in the sectors which appear to perform best in the given cycle. Stocks that fall within favored sectors are analyzed based on fundamentals -- the quality of earnings, dependability of growth rates, and relative attractiveness of price/earnings ratios and the yield of the security.

The Fund begins with securities presenting strong earnings growth relative to historical numbers. Then, business cycle analysis, sector rotation, and stock selection are applied in trading the portfolio. By evaluating the relative value of the various industry sectors at different points in the business cycle, sectors are identified that will perform well in a given environment. Stocks that fall within favored sectors are analyzed based on fundamentals -- the quality of earnings, dependability of growth rates, relative attractiveness of price/earnings ratios and the yield of the security.

The Fund's return for 1997 was 22.23%. The Fund underperformed its index, S&P 400 Mid-Cap , by 10.00%. We believe the Fund's underperformance was a result of sector weightings. The Fund was underweighted in both the financial and electrical sectors; both of those sectors performed well. The Fund was also overweighted in technology stocks, a sector that did not perform well. In addition, the Fund held several individual stocks that proved disappointing.

The biggest wildcard for 1998 is corporate earnings, and investors continue to be jittery when a company disappoints. For instance, our largest holding, U.S. Filter, missed their third quarter profit forecast by one penny. Even though the company`s earnings were up 38% from the year-ago quarter, the stock price fell from $40 to $27 on the news. Fortunately, these dips are often buying opportunities because the stocks generally recover.

Shown immediately following the Advisor's Discussion of Fund Performance are two line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark.

                 [line graph omitted -- plot points as follows]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                    STI Classic Variable Trust        S&P 400
Date                    Mid-Cap Equity Fund        Mid-Cap Index
10/31/95                      $10,000                 $10,000
12/95                          10,226                  10,408
12/96                          11,868                  12,408
12/97                          14,506                  16,408


                          One Year      Annualized Inception
                           Return              to Date
                           22.23%              18.48%

            Past performance is no indication of future performance.

                              SMALL CAP EQUITY FUND
                              ---------------------

The Small Cap Equity Fund (the "Fund") seeks to provide capital appreciation with a secondary goal of achieving current income. The Fund primarily invests in a diversified portfolio of equity securities of undervalued companies with market capitalization under $1 billion. The Fund may invest in securities of foreign issuers and options.

                               CAPITAL GROWTH FUND
                               -------------------

The investment objective of the Capital Growth Fund (the "Fund") is to provide capital appreciation by investing in a portfolio of equity assets which in the advisor's opinion are undervalued in the marketplace at the time of purchase.

Large capitalization stocks with a strong growth history are the primary consideration for this investment philosophy. Out of this universe of companies, a security is selected for the portfolio when it appears undervalued based on the relative earnings ratios. In order to make this relative value comparison, each stock is compared to its own historical price / earnings ratio range, to other stocks in the sector, and to the stock market as measured by indices such as the Standard & Poor's 500 Composite Index.

The Fund focuses on business cycle analysis, sector rotation and stock selection when trading the portfolio. By evaluating the relative value of the various industry sectors at different points in the business cycle, sectors are identified that will perform well in a given environment. Stocks that fall within favored sectors are analyzed based on fundamentals -- the quality of earnings, dependability of growth rates, relative attractiveness of price/earnings ratios and the yield of the security.

The Fund held true to form in the volatile market environment of 1997, focusing on the larger growth companies in each of the best performing industry sectors. A large weighting in the technology and healthcare industries, as well as energy, financial and leisure, all led to adequate exposure to the growth of the equity markets. Underexposure to automotive, aerospace and the cyclicals limited the downside exposure of the slowing U.S. economy.

The Fund's return for 1997 was 36.54%. The Fund outperformed its index, the S&P 500 Composite, by 3.18%. We believe the reason for the Fund's outperformance was a result of one main factor: the cash component. The cash component averaged 7% of the Fund, therefore causing the Fund to outperform.

Our outlook for 1998 is cautious because of the uncertainty surrounding corporate profits. However, it must be remembered that the stock market has had its best three-year run in history. Even if 1998 turned out to be a flat to mildly down year, the nineties would still be considered an excellent decade for investors.

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmarks.

                 [line graph omitted -- plot points as follows]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

             STI Classic Variable Trust       S&P 500         Lipper Growth
Date             Capital Growth Fund      Composite Index     Funds Average
10/31/95              $10,000                  $10,000           $10,000
12/95                  10,632                   10,640            10,387
12/96                  13,157                   13,081            12,423
12/97                  17,964                   17,445            15,566

                          One Year     Annualized Inception
                           Return             to Date
                           36.54%             30.14%

            Past performance is no indication of future performance.

                           INVESTMENT GRADE BOND FUND
                           --------------------------

The Investment Grade Bond Fund (the "Fund") seeks to provide a high level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities.

The Fund seeks to utilize an investment philosophy which minimizes risk, while outperforming selected market indices. The core portfolio is structured around the composition of the Lehman Government/Corporate Bond Index. The composition of the index is reviewed and quantitative historical data is analyzed to determine the optimal spread ranges of the different market sectors.

Once the optimum market sectors are selected, an over- or under-weighting is developed in different sectors by investing in well-valued issues. All securities purchased are carefully reviewed for value. Yield curve analysis and credit ratings are an important part of this process.

A level of technical analysis is then applied to assist in duration structure, keeping the portfolio within 15% of the duration of the Lehman
Government/Corporate Bond Index. By aggressively applying this investment philosophy to the fixed income markets, the Fund strives to provide at or above market returns while keeping portfolio risk well below the market indicators and most fixed income managers.

The past year's economy was in a slow growth mode which was positive for the fixed income markets. Growth rates in corporate earnings and industrial production remained in check throughout 1997, keeping inflationary pressures down and allowing fixed income securities to appreciate. The result was a less volatile trading environment centered around a moderately flat yield curve.

The Fund's 1997 return was 8.84%. The Fund outperformed its index, the Lipper Intermediate Investment Grade Debt Average, by .27%. We believe this outperformance was because of two reasons: longer duration and owning more corporates. Our higher percentage of corporates resulted in a more spread product.

Our belief is that interest rates are still likely to fall and the yield curve to steepen, which would generate more relative capital appreciation for mid-range securities. That was certainly a good strategy during the fourth quarter of 1997, and we believe it will continue in early 1998. Another strategy is to reduce our weighting in mortgages, and boost our allocation to corporate bonds. Since we do not believe that the economy will slow to the point of a recession, we believe that corporate credits are not unduly risky -- and they offer significantly more yield than U.S. Treasury bonds.

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmarks.

                 [line graph omitted -- plot points as follows]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

         STI Classic Variable Trust    Lehman Government/    Lipper Intermediate
         Investment Grade Bond Fund   Corporate Bond Index    Investment Grade
Date                                                            Debt Average
10/31/95          $10,000                     $10,000              $10,000
12/95              10,295                      10,314               10,273
12/96              10,531                      10,615               10,602
12/97              11,462                      11,649               11,510

                        One Year       Annualized Inception
                         Return               to Date
                          8.84%                6.60%

            Past performance is no indication of future performance.

                            INTERNATIONAL EQUITY FUND
                            -------------------------

The International Equity Fund (the "Fund") invests in a diversified portfolio of equity securities of foreign issuers and seeks to provide long term capital appreciation. The Fund focuses on company fundamentals, specifically looking for companies which exhibit top managements, quality products and sound financial positions. Our goal is to find companies which fit the above criteria but are selling at a discount to their global peers.

For the 1997 fiscal year, the Fund returned 16.84% compared to the MSCI EAFE Index1 return of 1.78% and the Lipper International Fund Index return of 7.26%. During this period, the Fund's underweighting in the Japanese market and its relative overweighting in the European markets contributed to the strong return. On a sector basis, the Fund's overweight position in consumer goods was a positive factor in its relative outperformance.

Our current stock selection process leads us to overweight the financial and the drug sectors based on bottom up company analysis. Our other weightings which deviate from the index averages include services and energy, where we are underweighted.

Geographically our largest exposure remains Europe. As we view the world on an industry and regional basis, we continue to find financially solid companies with appealing valuations in Europe. Emerging markets stock values have dropped significantly after the fallout of the Asian crisis. We are selectively adding to positions as we continue to monitor government policy decisions and company fundamentals in the aftermath.

The Fund's largest market weighting deviation continues to be underweight in the Japanese market. While the Japanese economy appears to be showing signs of life, and some companies have improved their competitive position by moving manufacturing offshore, we continue to believe that on valuation measures, the Japanese market remains expensive to its global industry peers, and thus we remain underweight.

Shown immediately following the Advisor's Discussion of Fund Performance are two line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark.

                 [line graph omitted -- plot points as follows]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                        STI Classic Variable Trust
Date                     International Equity Fund           MSCI EAFE Index
11/30/96                          $10,000                        $10,000
12/96                              10,200                          9,871
12/97                              11,918                         10,047

                         One Year      Annualized Inception
                          Return              to Date
                          16.84%              16.21%

            Past performance is no indication of future performance.

1 "MSCI EAFE Index" is a registered service mark of Morgan Stanley Capital International which does not sponsor, and is in no way affiliated with, the International Equity Fund.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997


VALUE INCOME STOCK FUND
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (89.6%)
BASIC MATERIALS (14.1%)
   Allegheny Teledyne                  29,300      $   758
   Armstrong World Industries           3,400          254
   B.F. Goodrich                       21,900          907
   Consolidated Papers                 10,300          550
   Eastman Chemical                    11,600          691
   Engelhard                           40,100          697
   Georgia Pacific                      8,100          492
   Georgia Pacific (Timber Group)*      8,100          184
   Hercules                            16,000          801
   International Flavors
     & Fragrances                      14,000          721
   Nalco Chemical                      17,300          684
   PPG Industries                      10,600          606
   Reynolds Metals                     18,300        1,098
   Union Camp                          12,000          644
   Weyerhaeuser                        14,100          692
   Worthington Industries              27,500          454
                                                   -------
                                                    10,233
                                                   -------
CAPITAL GOODS (13.1%)
   AMP                                 17,700          743
   Cooper Industries                   13,400          657
   Federal Signal                      25,100          543
   Foster Wheeler                       8,000          217
   General Signal                      16,500          696
   Johnson Controls                    15,500          740
   Mallinckrodt                        23,700          901
   National Service Industries         15,000          743
   Pall                                44,100          912
   Tecumseh Products, Cl A             11,100          541
   Tenneco                             35,800        1,414
   Thomas & Betts                      19,600          926
   Tomkins PLC ADR                     27,600          528
                                                   -------
                                                     9,561
                                                   -------
COMMUNICATION SERVICES (5.2%)
   Alltel                              18,400          756
   BellSouth                            9,400          529
   Frontier                            22,000          529


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMUNICATION SERVICES (CONTINUED)
   GTE                                 15,300      $   799
   Harris                              13,100          601
   Southern New England
     Telecommunications                11,700          589
                                                   -------
                                                     3,803
                                                   -------
CONSUMER CYCLICALS (12.9%)
   American Greetings, Cl A            20,400          798
   Echlin                              23,000          832
   Genuine Parts                       22,300          757
   H & R Block                         17,800          798
   ITT Industries                      37,700        1,183
   J.C. Penney                         14,900          899
   May Department Stores               19,200        1,012
   McGraw-Hill                          9,700          718
   Mercantile Stores                    5,400          329
   Sears Roebuck                       18,000          814
   Shaw Industries                     48,400          563
   TRW                                 12,200          651
                                                   -------
                                                     9,354
                                                   -------
CONSUMER STAPLES (15.2%)
   Anheuser Busch                      17,500          770
   CPC International                    7,000          756
   Crown Cork & Seal                   23,400        1,173
   Food Lion, Cl A                     67,300          568
   Giant Food, Cl A                    15,400          519
   Hormel Foods                        18,200          596
   Kelly Services, Cl A                 5,900          177
   Kimberly-Clark                      24,900        1,228
   McCormick                           19,000          532
   Philip Morris                       17,200          779
   R.R. Donnelley & Sons               19,400          723
   Rubbermaid                          36,500          912
   Seagram                             27,200          879
   Sonoco Products                     21,400          742
   Whitman                             26,600          693
                                                   -------
                                                    11,047
                                                   -------

================================================================================



-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
ENERGY (6.7%)
   Amoco                                8,500      $   724
   Kerr-McGee                          13,700          867
   Mobil                               11,700          845
   Murphy Oil                          12,600          683
   Scana                               25,000          748
   Unocal                              27,100        1,052
                                                   -------
                                                     4,919
                                                   -------
FINANCIALS (11.0%)
   American Financial Group            14,500          585
   American General                    14,300          773
   AmSouth Bancorp                      8,300          451
   BankBoston                           4,600          432
   Beneficial                           9,100          756
   Cigna                                4,200          727
   Crestar Financial                    8,700          496
   Hibernia, Cl A                      27,400          515
   Jefferson-Pilot                      6,800          530
   Magna Group                          9,800          448
   Safeco                              14,800          722
   TIG Holdings                        15,500          514
   Union Planters                       9,000          611
   Willis Corroon Public Limited       35,400          436
                                                   -------
                                                     7,996
                                                   -------
HEALTH CARE (4.4%)
   American Home Products              10,100          773
   C.R. Bard                           25,500          798
   Pharmacia Upjohn ADR                44,200        1,619
                                                   -------
                                                     3,190
                                                   -------
TRANSPORTATION (0.9%)
   Illinois Central                    19,600          668
                                                   -------
UTILITIES (6.1%)
   Enron                               34,700        1,442
   Pacificorp                          26,700          729
   Questar                             13,200          589


-------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------
UTILITIES (CONTINUED)
   Sonat                               20,600      $   942
   Southern                            28,400          735
                                                   -------
                                                     4,437
                                                   -------
Total Common Stock
     (Cost $59,701)                                 65,208
                                                   -------
REPURCHASE AGREEMENT (9.4%)
   Morgan Stanley
     6.580%, dated 12/31/97,
     matures 01/02/98, repurchase
     price $6,841,600 (collateralized
     by FNMA obligations:
     market value $7,393,466)          $6,839        6,839
                                                   -------
Total Repurchase Agreement
     (Cost $6,839)                                   6,839
                                                   -------
Total Investments (99.0%)
   (Cost $66,540)                                   72,047
                                                   -------
OTHER ASSETS AND LIABILITIES, NET (1.0%)               700
                                                   -------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par
     value) based on 4,781,817
     outstanding shares of
     beneficial interest                            60,287
   Accumulated net realized gain
     on investments                                  6,728
   Net unrealized appreciation
     on investments                                  5,507
   Undistributed net investment income                 225
                                                   -------
Total Net Assets (100.0%)                          $72,747
                                                   =======
Net Asset Value, Offering and
   Redemption Price Per Share                       $15.21
                                                   =======

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
PLC -- PUBLIC LIMITED CORPORATION

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997


MID-CAP EQUITY FUND
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (90.9%)
CAPITAL GOODS (17.4%)
   Allied Waste Industries*            22,700      $   529
   Danka Business Systems ADR          10,400          166
   Fisher Scientific International      5,200          248
   Herman Miller                        4,700          256
   Perkin Elmer                         3,900          277
   Philip Services*                    19,200          276
   Sawtek*                             18,200          480
   Solectron*                          11,600          482
   Sundstrand                           7,300          368
   U.S. Filter*                        29,300          877
   Watsco                               8,000          197
                                                   -------
                                                     4,156
                                                   -------
COMMUNICATION SERVICES (2.1%)
   LCI International*                  16,200          498
                                                   -------
CONSUMER CYCLICALS (15.4%)
   Barnes & Noble*                      6,100          204
   Dollar General                      12,296          446
   Harley-Davidson                     16,000          438
   International Speedway*              9,900          233
   Men's Wearhouse*                    12,200          424
   Office Depot*                       17,100          409
   Ralph Lauren*                       12,600          306
   Royal Caribbean Cruises              5,700          304
   Saks Holdings*                      13,500          279
   Staples*                             9,000          250
   West Marine*                        17,300          387
                                                   -------
                                                     3,680
                                                   -------
CONSUMER STAPLES (12.2%)
   BJ's Wholesale Club*                10,700          336
   Cracker Barrel Old Country Stores   12,900          431
   Dial                                17,100          356
   Hannaford Brothers                   5,500          239
   Interstate Bakeries                  8,400          314


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
   Papa John's International*          10,800      $   377
   Samsonite*                          17,900          566
   Wendy's International               12,400          298
                                                   -------
                                                     2,917
                                                   -------
ENERGY (5.8%)
   Anadarko Petroleum                   7,100          431
   EEX                                 30,400          276
   Valero Energy                       10,100          318
   Western Atlas*                       5,000          370
                                                   -------
                                                     1,395
                                                   -------
FINANCIALS (12.9%)
   Colonial Bancgroup                   9,500          327
   Dime Bancorp                         7,800          236
   First Security                      10,425          437
   First Virginia Banks                 3,900          202
   Hartford Life, Cl A                  9,400          426
   Hibernia, Cl A                      14,400          271
   North Fork Bancorporation            8,400          282
   PMI Group                            3,000          217
   Trustmark                            8,300          384
   Union Planters                       4,500          306
                                                   -------
                                                     3,088
                                                   -------
HEALTH CARE (10.1%)
   Acuson Corp*                        21,000          348
   Allergan                             5,050          169
   Biogen*                              6,300          229
   DePuy*                               8,800          253
   Jones Medical Industries             5,100          195
   Medpartners*                        19,300          432
   Teva Pharmaceuticals ADR             3,600          170
   Vencor*                              7,300          178
   Watson Pharmaceuticals*             13,400          435
                                                   -------
                                                     2,409
                                                   -------

================================================================================



-------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------
TECHNOLOGY (14.0%)
   ADC Telecommunications*             12,200      $   509
   Atmel*                               9,500          176
   Fiserv*                              7,900          388
   Flextronics International*          12,100          417
   Harbinger*                          11,200          315
   Kemet*                              13,000          252
   Networks Associates*                13,083          692
   Teradyne*                           18,900          605
                                                   -------
                                                     3,354
                                                   -------
UTILITIES (1.0%)
   Southwest Gas                       13,100          245
                                                   -------
Total Common Stock
     (Cost $19,476)                                 21,742
                                                   -------
CONVERTIBLE BOND (1.0%)
   Lam Research, CV to 11.3935
     shares (A)
     5.000%, 09/01/02                 $   290          241
                                                   -------
Total Convertible Bond
     (Cost $290)                                       241
                                                   -------
REPURCHASE AGREEMENT (8.6%)
   Morgan Stanley
     6.180%, dated 12/31/97,
     matures 01/02/98, repurchase
     price $2,060,818 (collateralized
     by U.S. Treasury Note:
     market value $2,114,829)           2,060        2,060
                                                   -------
Total Repurchase Agreement
     (Cost $2,060)                                   2,060
                                                   -------
Total Investments (100.5%)
   (Cost $21,826)                                   24,043
                                                   -------
OTHER ASSETS AND LIABILITIES, NET (-0.5%)             (130)
                                                   -------






-------------------------------------------------------------

                                                  VALUE (000)
-------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 1,711,185 outstanding
     shares of beneficial interest                 $19,413
   Accumulated net realized gain
     on investments                                  2,283
   Net unrealized appreciation
     on investments                                  2,217
                                                   -------
Total Net Assets (100.0%)                          $23,913
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                  $13.97
                                                   =======

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
CV -- CONVERTIBLE
(A) -- PRIVATE PLACEMENT SECURITY


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997


SMALL CAP EQUITY FUND
-------------------------------------------------------------
                                                    MARKET
                                        SHARES    VALUE (000)
-------------------------------------------------------------
COMMON STOCK (92.1%)
BASIC MATERIALS (9.3%)
   Norrell                              1,800       $   35
   Columbus McKinnon                    2,100           51
   Commonwealth Industries              4,900           71
   General Chemical Group               4,000          107
   H.B. Fuller                          2,100          104
   Jannock Limited                      5,200           67
   Lilly Industries, Cl A               5,400          111
   Texas Industries                     3,500          158
                                                    ------
                                                       704
                                                    ------
CAPITAL GOODS (15.9%)
   A.M. Castle                          3,000           69
   American Woodmark                    2,500           55
   DT Industries                        2,300           78
   Fluke                                2,600           68
   Kaman                                5,300           87
   Nash Finch                           3,800           72
   Regal Beloit                         7,400          219
   Toro                                 1,400           60
   Valmont Industries                   4,000           78
   Watts Industries, Cl A               5,100          144
   Wausau-Mosinee Paper                 3,100           62
   Zurn Industries                      6,700          210
                                                    ------
                                                     1,202
                                                    ------
CONSUMER CYCLICALS (24.9%)
   Ameron                               1,100           70
   Angelica                             4,100           93
   Belden                               2,100           74
   Brown Group                          6,700           90
   Bush Industries                      3,700           96
   Guilford Mills                       6,500          178
   Hardinge                             1,300           49
   Harman International                 4,100          174
   K2                                   6,900          157
   Libbey                               4,100          155
   LSI Industries                       2,900           53


-------------------------------------------------------------
                                                    MARKET
                                        SHARES    VALUE (000)
-------------------------------------------------------------
CONSUMER CYCLICALS (CONTINUED)
   Movado Group                         4,700       $  108
   Rock Tenn, Cl A                      3,500           72
   Smith (A.O.)                         1,700           71
   Sotheby's Holdings, Cl A             8,600          159
   Springs Industries, Cl A             2,800          146
   Standard Register                    4,000          139
                                                    ------
                                                     1,884
                                                    ------
CONSUMER STAPLES (12.5%)
   ABM Industries                       2,400           73
   Banta                                5,200          140
   Bowne & Company                      2,200           88
   Chemed                               1,400           58
   Earthgrains                          1,500           71
   Furon                                3,800           79
   Ingles Markets, Cl A                 4,800           68
   John H. Harland                      6,800          143
   Universal Foods                      4,100          173
   York Group                           2,100           51
                                                    ------
                                                       944
                                                    ------
ENERGY (4.7%)
   Giant Industries                     7,600          144
   Quaker State                        14,900          212
                                                    ------
                                                       356
                                                    ------
FINANCIALS (8.0%)
   Banco Latinamericano
     de Exportaciones                   1,700           70
   Klamath First Bancorp                2,400           52
   Lawyers Title                        1,600           50
   National Bancorp of Alaska             400           51
   Seacoast Banking of Florida          1,300           50
   Student Loan                         1,100           54
   Westcorp                             4,600           78
   Westerfed Financial                  3,500           90
   Willis Corroon Public Limited        9,200          113
                                                    ------
                                                       608
                                                    ------

================================================================================



-------------------------------------------------------------
                                                    MARKET
                                       SHARES     VALUE (000)
-------------------------------------------------------------
HEALTH CARE (4.5%)
   Invacare                             3,200       $   70
   London International Group           5,300           70
   Vital Signs                          5,500          107
   West Company                         3,100           92
                                                    ------
                                                       339
                                                    ------
TECHNOLOGY (3.6%)
   Innovex                              3,500           80
   Interface                            6,500          189
                                                    ------
                                                       269
                                                    ------
TRANSPORTATION (5.0%)
   Knightsbridge Tankers Limited*       2,400           68
   Pittston Burlington                  5,100          134
   Sea Containers                       4,500          144
   Western Star Truck Holdings          1,600           36
                                                    ------
                                                       382
                                                    ------
UTILITIES (3.7%)
   Northwest Natural Gas                2,400           74
   Nui                                  3,000           86
   TNP Enterprises                      2,100           70
   United Water Resources               2,600           51
                                                    ------
                                                       281
                                                    ------
Total Common Stock
     (Cost $7,035)                                   6,969
                                                    ------
PREFERRED STOCK (1.4%)
BASIC MATERIALS (1.4%)
   Coeur D'Alene Mines, CV to
     0.8260 shares, Callable
     03/15/99 @ 21.622                  8,500          103
                                                    ------
Total Preferred Stock
     (Cost $140)                                       103
                                                    ------






-------------------------------------------------------------
                                         FACE       MARKET
                                     AMOUNT (000) VALUE (000)
-------------------------------------------------------------
REPURCHASE AGREEMENT (8.5%)
   Lehman Brothers
     5.580%, dated 12/31/97,
     matures 01/02/98, repurchase
     price $642,332 (collateralized
     by U.S. Treasury Note:
     market value $660,241)              $642       $  642
                                                    ------
Total Repurchase Agreement
     (Cost $642)                                       642
                                                    ------
Total Investments (102.0%)
   (Cost $7,817)                                     7,714
                                                    ------
OTHER ASSETS AND LIABILITIES, NET (-2.0%)             (151)
                                                    ------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 774,297 outstanding
     shares of beneficial interest                   7,646
   Accumulated net realized gain
     on investments                                     20
   Net unrealized depreciation
     on investments                                   (103)
                                                    ------
Total Net Assets (100.0%)                           $7,563
                                                    ======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $9.77
                                                    ======

* NON-INCOME PRODUCING SECURITY
CL -- CLASS
CV -- CONVERTIBLE


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997


CAPITAL GROWTH FUND
-------------------------------------------------------------

                                        SHARES    VALUE (000)
-------------------------------------------------------------
COMMON STOCK (88.3%)
BASIC MATERIALS (3.2%)
   Aluminum Company of America          1,900      $   134
   Betzdearborn                         6,000          366
   Hercules                             5,800          290
   Imperial Chemical Industries ADR     5,200          338
   Morton International                 9,100          313
   Praxair                             11,700          526
                                                   -------
                                                     1,967
                                                   -------
CAPITAL GOODS (14.0%)
   Allied Signal                       24,800          966
   Allied Waste Industries*             5,400          126
   Avery Dennison                       1,200           54
   Boeing                               7,000          343
   Emerson Electric                     4,100          231
   General Dynamics                     3,000          259
   General Electric                    21,200        1,556
   Honeywell                            9,500          651
   Lockheed Martin                      3,800          374
   Molten Metal Technology*             5,600            1
   Nokia ADR                            3,500          245
   Sundstrand                           2,500          126
   Tenneco                              3,000          118
   Textron                              9,000          563
   Tyco International                  22,820        1,028
   United Technologies                 13,700          998
   USA Waste Services*                 10,500          412
   U.S. Filter*                         3,000           90
   W.W. Grainger                        5,100          496
                                                   -------
                                                     8,637
                                                   -------
COMMUNICATION SERVICES (1.5%)
   Dover                               10,000          361
   Ericsson Telephone ADR               4,300          160
   MCI Communications                   9,300          398
                                                   -------
                                                       919
                                                   -------


-------------------------------------------------------------

                                        SHARES    VALUE (000)
-------------------------------------------------------------
CONSUMER CYCLICALS (15.5%)
   American Stores                      8,500      $   175
   Carnival                            13,600          753
   Cendant                             16,706          574
   Chevron                              4,000          308
   Chrysler                             9,500          334
   Costco*                              8,900          397
   Dayton-Hudson                        3,000          202
   Dollar General                       4,000          145
   Ecolab                               4,300          238
   Federated Department Stores*        12,800          551
   Gannett                             11,600          717
   Hasbro                               9,000          283
   Hilton Hotels                        8,600          256
   Home Depot                          10,850          639
   Interpublic Group                    7,000          349
   Lear*                                6,800          323
   Limited                              6,300          161
   Lowe's                               6,000          286
   Masco                                5,200          265
   Mattel                               7,000          261
   New York Times, Cl A                 8,500          562
   Office Depot*                       11,700          280
   Sherwin-Williams                    13,200          366
   Staples*                            12,000          333
   Tandy                                9,000          347
   Wal-Mart Stores                     13,000          513
                                                   -------
                                                     9,618
                                                   -------
CONSUMER STAPLES (11.6%)
   American Standard*                   7,000          268
   Avon Products                        6,900          423
   CVS                                 16,700        1,070
   Colgate-Palmolive                    4,000          294
   ConAgra                             10,000          328
   International Home Foods*            3,000           84
   JP Foodservice*                      5,000          185
   Kellogg                              9,000          447

================================================================================



-------------------------------------------------------------

                                        SHARES    VALUE (000)
-------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
   PepsiCo                              9,000      $   328
   Philip Morris                       19,700          893
   Ralston Purina                       5,900          548
   Rite Aid                             7,700          452
   Safeway*                            10,700          677
   Sara Lee                            10,300          580
   Walgreen                            10,000          314
   Wendy's International               11,300          272
                                                   -------
                                                     7,163
                                                   -------
ENERGY (6.5%)
   Baker Hughes                         7,000          305
   British Petroleum ADR                5,000          398
   Diamond Offshore Drilling            1,800           87
   EVI*                                 5,800          300
   Halliburton                          9,100          473
   Mobil                                8,300          599
   Schlumberger                         1,300          105
   Texaco                              10,400          565
   Transocean Offshore                  5,800          279
   Unilever ADR                         7,800          487
   Union Pacific Resources Group        6,901          167
   Unocal                               7,000          272
                                                   -------
                                                     4,037
                                                   -------
FINANCIALS (15.2%)
   American International Group         9,600        1,044
   Banc One                             5,560          302
   BankAmerica                          8,500          620
   BankBoston                           5,000          470
   Barnett Banks                       11,000          791
   Chase Manhattan Bank                10,900        1,194
   Conseco                              5,900          268
   CoreStates Financial                 3,000          240
   Equifax                              7,000          248
   FHLMC                                8,400          352
   First Commerce                       5,000          336



-------------------------------------------------------------

                                        SHARES    VALUE (000)
-------------------------------------------------------------
FINANCIALS (CONTINUED)
   First Security                       4,000      $   168
   First Union                          6,800          348
   General Re                           2,300          488
   Household International              4,400          561
   Jefferson-Pilot                      5,000          389
   MBNA                                 7,000          191
   Nationsbank                          4,000          243
   PNC Bank                             5,000          285
   Quick & Reilly Group                 2,700          116
   Travelers                            6,499          350
   Washington Mutual                    6,420          410
                                                   -------
                                                     9,414
                                                   -------
HEALTH CARE (11.0%)
   Abbott Laboratories                  8,000          525
   American Home Products              13,900        1,063
   Baxter International                13,200          666
   Becton Dickinson                     8,200          410
   Bergen Brunswig, Cl A               11,000          463
   Beverly Enterprises*                 7,700          100
   Boston Scientific*                   7,847          360
   Bristol-Myers Squibb                 9,200          871
   Eli Lilly                            2,500          174
   Healthsouth*                        26,402          733
   Medpartners*                        14,300          320
   Merck                                3,000          319
   Pfizer                               2,000          149
   Pharmerica*                          3,504           36
   Tenet Healthcare*                    6,300          209
   Warner Lambert                       3,100          384
                                                   -------
                                                     6,782
                                                   -------
TECHNOLOGY (8.9%)
   Bell & Howell*                       5,000          121
   Ceridian*                            1,500           69
   Cisco Systems*                      12,000          669
   Compaq Computer                      3,962          224

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997


CAPITAL GROWTH FUND--CONCLUDED
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
TECHNOLOGY (CONTINUED)
   EMC Corporation Mass*                8,000      $   219
   First Data                          13,100          383
   IBM                                  9,100          952
   Intel                               10,400          731
   Lucent Technologies                  4,193          335
   Microsoft*                           6,500          840
   Motorola                             1,800          103
   Oracle*                              4,850          108
   3Com*                                2,600           91
   Xerox                                9,400          694
                                                   -------
                                                     5,539
                                                   -------
TRANSPORTATION (0.8%)
   Burlington Northern Santa Fe         2,300          214
   Continental Airlines, Cl B*          1,500           72
   Delta Air Lines                      1,600          190
                                                   -------
                                                       476
                                                   -------
UTILITIES (0.1%)
   Sonat                                2,000           92
                                                   -------
Total Common Stock
     (Cost $48,418)                                 54,644
                                                   -------
PREFERRED STOCKS (1.6%)
CONSUMER STAPLES (0.6%)
   Ralston Purina, CV to
     1.6394 shares                      5,000          348
                                                   -------
FINANCIAL (0.4%)
   Newell Financial, CV to
     0.9865 shares, Callable
     12/01/01 @ 51.580 (C)
     5.250%, 12/31/49                   5,000          256
                                                   -------






-------------------------------------------------------------
                                      SHARES/FACE
                                     AMOUNT (000) VALUE (000)
-------------------------------------------------------------
TECHNOLOGY (0.6%)
   Microsoft, Ser A, CV to 1 share      4,000      $   360
                                                   -------
Total Preferred Stocks
     (Cost $879)                                       964
                                                   -------
CONVERTIBLE BONDS (1.6%)
   Hewlett Packard, CV to 5.4300
     shares, Callable 10/14/00 @
     59.029 (A) (B) (C)
     0.000%, 10/14/17                  $1,500          786
   Office Depot, CV to 29.2635
     shares, Callable 12/11/98 @
     64.116 (A) (C)
     0.000%, 12/11/07                     300          212
                                                   -------
Total Convertible Bonds
     (Cost $1,003)                                     998
                                                   -------
REPURCHASE AGREEMENT (13.1%)
   Morgan Stanley
     6.580%, dated 12/31/97,
     matures 01/02/98, repurchase
     price $8,139,257 (collateralized
     by various FMAC and FNMA
     obligations: total market
     value $8,307,918)                  8,136        8,136
                                                   -------
Total Repurchase Agreement
     (Cost $8,136)                                   8,136
                                                   -------
Total Investments (104.6%)
   (Cost $58,436)                                   64,742
                                                   -------

================================================================================



-------------------------------------------------------------

                                                  VALUE (000)
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.6%)
   Investment securities
     purchased payable                             $(3,972)
   Other assets and liabilities, net                 1,107
                                                   -------
   TOTAL OTHER ASSETS AND LIABILITIES               (2,865)
                                                   -------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 3,582,558 outstanding
     shares of beneficial interest                 $47,669
   Accumulated net realized gain
     on investments                                  7,842
   Net unrealized appreciation
     on investments                                  6,306
   Undistributed net investment income                  60
                                                   -------
Total Net Assets (100.0%)                          $61,877
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                  $17.27
                                                   =======
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
CV -- CONVERTIBLE
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FMAC -- FEDERAL MORTGAGE ACCEPTANCE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
(A) -- ZERO COUPON BOND
(B) -- PRIVATE PLACEMENT SECURITY
(C) -- PUT AND DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997


INVESTMENT GRADE BOND FUND
-------------------------------------------------------------
                                         FACE
                                     AMOUNT (000) VALUE (000)
-------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (39.2%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                 $   550      $   642
     8.125%, 08/15/19                   1,100        1,376
     6.125%, 11/15/27                     375          385
   U.S. Treasury Notes
     5.875%, 11/30/01                     500          502
     7.250%, 08/15/04                     250          270
     5.875%, 11/15/05                     700          704
                                                   -------
Total U.S. Treasury Obligations
     (Cost $3,670)                                   3,879
                                                   -------
CORPORATE OBLIGATIONS (45.9%)
FINANCIALS (28.0%)
   Aristar
     6.750%, 05/15/99                     500          504
   General Motors Acceptance
     7.125%, 05/01/01                     300          308
   General Motors Acceptance, MTN
     6.250%, 01/16/01                     100          100
     6.750%, 11/04/04                     200          203
   Great Western Financial
     8.600%, 02/01/02                     100          107
   Homeside Lending, MTN
     6.875%, 05/15/00                     335          339
   Korea Development Bank
     7.125%, 09/17/01                     150          122
   RHG Finance
     8.875%, 10/01/05                     200          226
   Salomon
     6.500%, 03/01/00                     350          352
   Service International
     7.375%, 04/15/04                     250          263
   SunAmerica
     6.200%, 10/31/99                     250          251
                                                   -------
                                                     2,775
                                                   -------






-------------------------------------------------------------
                                         FACE
                                     AMOUNT (000) VALUE (000)
-------------------------------------------------------------
INDUSTRIAL (13.9%)
   American Home Products
     7.700%, 02/15/00                    $125      $   129
     7.900%, 02/15/05                     300          326
   Bausch & Lomb
     6.750%, 12/15/04                     150          151
   Ikon Capital, MTN
     6.150%, 09/22/99                     100          100
     6.730%, 06/15/01                     150          152
   Lockheed Martin
     6.550%, 05/15/99                      50           50
   Philip Morris
     7.250%, 09/15/01                     300          308
     7.500%, 04/01/04                     150          157
                                                   -------
                                                     1,373
                                                   -------
UTILITIES (4.0%)
   AT&T Capital, MTN
     6.410%, 08/13/99                     250          250
   General Electric Capital,
     Callable 05/01/00 @ 100 (A) (B)
     6.660%, 05/01/18                     150          152
                                                   -------
                                                       402
                                                   -------
Total Corporate Obligations
     (Cost $4,508)                                   4,550
                                                   -------
U.S. GOVERNMENT AGENCY MORTGAGE-
   BACKED BONDS (8.7%)
   FHLMC
     7.500%, 09/01/03                     244          250
   FNMA
     7.000%, 10/01/03                     599          608
                                                   -------
Total U.S. Government Agency
     Mortgage-Backed Bonds
     (Cost $853)                                       858
                                                   -------

================================================================================



-------------------------------------------------------------
                                         FACE
                                     AMOUNT (000) VALUE (000)
-------------------------------------------------------------
BANK NOTE (1.8%)
   Capital One
     6.530%, 11/26/99                    $175      $   175
                                                   -------
Total Bank Note
     (Cost $175)                                       175
                                                   -------
REPURCHASE AGREEMENT (2.8%)
   Lehman Brothers
     5.580%, dated 12/31/97,
     matures 01/02/98, repurchase
     price $277,329 (collateralized by
     U.S. Treasury Note: market
     value $285,061)                      277          277
                                                   -------
Total Repurchase Agreement
     (Cost $277)                                       277
                                                   -------
Total Investments (98.4%)
   (Cost $9,483)                                     9,739
                                                   -------
OTHER ASSETS AND LIABILITIES, NET (1.6%)               163
                                                   -------



-------------------------------------------------------------

                                                  VALUE (000)
-------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 971,816 outstanding
     shares of beneficial interest                  $9,662
   Accumulated net realized loss
     on investments                                    (16)
   Net unrealized appreciation
     on investments                                    256
                                                   -------
Total Net Assets (100.0%)                           $9,902
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                  $10.19
                                                   =======

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
(A) -- VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997.
(B) -- PUT AND DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE
       THE INSTRUMENT PRIOR TO MATURITY.








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997


INTERNATIONAL EQUITY FUND
-------------------------------------------------------------

                                        SHARES    VALUE (000)
-------------------------------------------------------------
FOREIGN COMMON STOCKS (92.3%)
ARGENTINA (0.6%)
   YPF Sociedad Anonima,
     Cl D, ADR                          2,500       $   85
                                                    ------
AUSTRALIA (4.3%)
   Australian & New Zealand
     Banking Group                     18,700          124
   QBE Insurance                       40,811          184
   Telstra Installment Receipts       139,000          293
                                                    ------
                                                       601
                                                    ------
AUSTRIA (0.5%)
   Boehler-Uddeholm                     1,250           73
                                                    ------
CANADA (1.0%)
   Suncor                               4,000          137
                                                    ------
CZECH REPUBLIC (0.6%)
   SPT Telecom*                           750           80
                                                    ------
DENMARK (0.8%)
   Sydbank                              2,000          114
                                                    ------
FINLAND (3.3%)
   Cultor, Series 2                     2,000          108
   Finnlines                              700           28
   Metra, Cl B                          2,200           52
   Nokia ADR                            1,800          126
   UPM-Kymmene                          1,600           32
   Valmet                               8,500          117
                                                    ------
                                                       463
                                                    ------
FRANCE (8.3%)
   Accor                                1,195          222
   AXA                                  2,900          224
   Credit Local de France               1,250          145
   Elf Aquitaine                        1,800          209
   Isis                                   500           55


-------------------------------------------------------------

                                        SHARES    VALUE (000)
-------------------------------------------------------------
FRANCE (CONTINUED)
   Lyonnaise des Eaux                     700       $   77
   Technip                              2,100          222
                                                    ------
                                                     1,154
                                                    ------
GERMANY (5.9%)
   Bayer                                7,300          271
   Buderus                                225          101
   Commerzbank                          1,300           51
   Hoechst                              3,400          118
   Veba                                 1,500          102
   Volkswagen                             300          168
                                                    ------
                                                       811
                                                    ------
GREECE (1.1%)
   Greek Telecom                        7,544          155
                                                    ------
HONG KONG (1.8%)
   Asia Satellite                      24,000           41
   HSBC Holdings                        6,465          159
   National Mutual Asia                46,000           46
                                                    ------
                                                       246
                                                    ------
INDONESIA (0.1%)
   Modern Photo Film, F                62,000           18
                                                    ------
ISRAEL (4.7%)
   ECI Telecom                          8,700          222
   Israel Chemicals                    81,000          110
   Technomatrix Technologies
     Limited*                           4,300          145
   Teva Pharmaceuticals ADR             3,800          180
                                                    ------
                                                       657
                                                    ------
ITALY (4.7%)
   Banca Popolare di Milano            25,800          162
   ENI                                 24,600          140

================================================================================




-------------------------------------------------------------

                                        SHARES    VALUE (000)
-------------------------------------------------------------
ITALY (CONTINUED)
   Istituto Bancario san Paolo
     di Torino                         22,100       $  211
   Saipem                              26,500          139
                                                    ------
                                                       652
                                                    ------
JAPAN (6.4%)
   Canon                                6,000          140
   Fuji Photo Film                      4,000          153
   Honda Motor                          6,000          220
   Sony                                   400           36
   Sony ADR                             1,200          109
   TDK                                  1,000           75
   Terumo                              10,000          147
                                                    ------
                                                       880
                                                    ------
NETHERLANDS (5.6%)
   Akzo                                 1,000          172
   Gist Brocade                         7,600          189
   Hollandsche Beton Groep              3,110           58
   Ing Groep                            5,498          232
   Phillips Electronics                 2,000          120
                                                    ------
                                                       771
                                                    ------
NEW ZEALAND (0.2%)
   Fletcher Challenge Building         14,219           29
                                                    ------
NORWAY (1.6%)
   Union Bank of Norway                 6,050          215
                                                    ------
PANAMA (0.9%)
   Banco Latinamericano
     de Exportaciones                   2,900          120
                                                    ------
PERU (0.8%)
   CPT Telefoncia del Peru              3,000           70
   Credicorp                            2,200           40
                                                    ------
                                                       110
                                                    ------



-------------------------------------------------------------

                                        SHARES    VALUE (000)
-------------------------------------------------------------
PORTUGAL (0.4%)
   Banco Espirito Santo                 1,800       $   54
                                                    ------
SINGAPORE (0.6%)
   Elec & Eltek International          18,700           86
                                                    ------
SOUTH AFRICA (0.9%)
   Rembrandt Group                      7,900           58
   Sasol                                6,000           63
                                                    ------
                                                       121
                                                    ------
SPAIN (2.4%)
   Repsol                               4,200          179
   Telefonica de Espana                 5,200          149
                                                    ------
                                                       328
                                                    ------
SWEDEN (6.0%)
   Astra, Cl A                          5,000           87
   Castellum AB*                       10,800          107
   Gettinge, Cl B                       6,700          106
   Haldex AB                            8,900          132
   Munters                              8,700           75
   Skandia Forsakrings                  4,100          193
   Volvo, Cl B                          4,800          129
                                                    ------
                                                       829
                                                    ------
SWITZERLAND (8.1%)
   Asea Brown Boveri Group                105          132
   Nestle                                 175          262
   Novartis                               185          300
   Swiss Bank                             725          225
   Zurich Insurance                       415          198
                                                    ------
                                                     1,117
                                                    ------

SCHEDULE OF INVESTMENTS
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997


INTERNATIONAL EQUITY FUND--CONCLUDED
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
UNITED KINGDOM (20.7%)
   Avis Europe                         78,000      $   222
   Bank of Ireland                     19,630          301
   Bass                                19,800          307
   BTP                                 28,900          170
   Caradon                             55,015          160
   Compass Group                       16,000          195
   FKI                                 51,000          161
   Gallaher Group                      16,700           89
   Imperial Tobacco Group               9,000           57
   LucasVarity                         62,500          221
   Morgan Crucible                     16,200          122
   National Westminster                 3,000           50
   Powerscreen International            1,000           10
   Reckit & Colman                      5,742           90
   Siebe                               10,800          212
   Smith & Nephew                      55,500          164
   SmithKline Beecham                  20,012          205
   Storehouse                          34,700          135
                                                   -------
                                                     2,871
                                                   -------
Total Foreign Common Stocks
     (Cost $12,264)                                 12,777
                                                   -------


-------------------------------------------------------------

                                        SHARES    VALUE (000)
-------------------------------------------------------------
FOREIGN PREFERRED STOCKS (1.2%)
GERMANY (1.2%)
   Man                                    750      $   170
                                                   -------
Total Foreign Preferred Stocks
     (Cost $184)                                       170
                                                   -------
Total Investments (93.5%)
   (Cost $12,448)                                  $12,947
                                                   =======
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       THIS PAGE LEFT INTENTIONALLY BLANK

STATEMENT OF ASSETS AND LIABILITIES (000)
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS  FOR THE PERIOD ENDED DECEMBER 31, 1997


                                                                        -------------
                                                                        INTERNATIONAL
                                                                           EQUITY
                                                                            FUND
                                                                        -------------
Assets:
   Investments at Market Value (Cost $12,448) ..........................  $12,947
   Cash and Foreign Currency ...........................................      809
   Receivables for Investment Securities Sold ..........................       32
   Receivables for Portfolio Shares Sold ...............................       49
   Other Assets ........................................................       41
                                                                          -------
   Total Assets ........................................................   13,878
                                                                          -------
Liabilities:
   Accrued Expenses ....................................................       31
                                                                          -------
   Total Liabilities ...................................................       31
                                                                          -------
Net Assets:
   Portfolio Shares (Unlimited Authorization -- No Par Value)
     Based on 1,166,998 Outstanding Shares of Beneficial Interest ......   13,215
   Undistributed Net Investment Income .................................       32
   Accumulated Net Realized Gain on Investments ........................      113
   Accumulated Net Realized Loss on Foreign Currency Transactions ......      (12
   Net Unrealized Appreciation on Investments ..........................      499
                                                                          -------
   Total Net Assets ....................................................  $13,847
                                                                          =======
Net Asset Value, Offering and Redemption Price Per Share ...............   $11.87
                                                                          =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (000)
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS FOR THE PERIOD ENDED DECEMBER 31, 1997

                                                             VALUE
                                                             INCOME    MID-CAP  SMALL CAP  CAPITAL  INVESTMENT INTERNATIONAL
                                                              STOCK    EQUITY    EQUITY     GROWTH     GRADE      EQUITY
                                                              FUND      FUND     FUND (1)    FUND    BOND FUND     FUND
                                                            -------    ------   ---------  -------  ---------- -------------
Investment Income:
   Interest Income .......................................  $   208    $   88      $  8    $   261     $557        $ 40
   Dividend Income .......................................    1,412       115        26        558       --         131
   Less: Foreign Taxes Withheld ..........................       --        --        --         --       --         (10)
                                                            -------    ------      ----    -------     ----        ----
       Total Investment Income ...........................    1,620       203        34        819      557         161
                                                            -------    ------      ----    -------     ----        ----
Expenses:
   Investment Advisory Fees ..............................      426       217        13        508       63         100
   Less: Investment Advisory Fees Waived .................     (151)     (118)      (13)      (198)     (63)       (100)
   Less: Reimbursement from Advisor ......................       --        --        (4)        --       (8)         (6)
   Administrator Fees ....................................       63        63        12         63       63          75
   Custody Fees ..........................................       37        14         1         29       --          11
   Transfer Agent Fees ...................................       26         9         1         21        2          11
   Professional Fees .....................................       63        23         1         51        5           8
   Trustee Fees ..........................................        6         2        --          5        1           1
   Registration Fees .....................................        8         1         2          7       --           7
   Printing Expenses .....................................       23         3         1         18       (2)          4
   Pricing Fees ..........................................        2         1        --          2       --          13
   Insurance and Other Fees ..............................       --        --        --         --        1          --
   Amortization of Deferred Organization Costs ...........        2         2        --          2        2           4
                                                            -------    ------      ----    -------     ----        ----
       Total Expenses ....................................      505       217        14        508       64         128
                                                            -------    ------      ----    -------     ----        ----
         Net Investment Income (Loss) ....................    1,115       (14)       20        311      493          33
                                                            -------    ------      ----    -------     ----        ----
   Net Realized Gain on Securities Sold ..................    6,730     2,335        20      7,858       24         113
   Net Realized Loss on Foreign Currency Transactions ....       --        --        --         --       --         (12)
   Net Unrealized Appreciation
     (Depreciation) on Investments .......................    4,177     1,514      (103)     4,911      220         484
                                                            -------    ------      ----    -------     ----        ----
         Net Realized and Unrealized Gain (Loss) on
            Investments and Foreign Currency .............   10,907     3,849       (83)    12,769      244         585
                                                            -------    ------      ----    -------     ----        ----
 Increase (Decrease) in Net Assets from Operations .......  $12,022    $3,835      $(63)   $13,080     $737        $618
                                                            =======    ======      ====    =======     ====        ====

Amounts  designated  as "--" are  either $0 or have been  rounded to $0.
(1) The Small Cap Equity Fund commenced operations on October 22, 1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS

                                                                        VALUE INCOME STOCK                               SMALL CAP
                                                                               FUND             MID-CAP EQUITY FUND     EQUITY FUND
                                                                      ----------------------- ----------------------- --------------
                                                                      01/01/97-     01/01/96- 01/01/97-     01/01/96-   10/22/97*-
                                                                      12/31/97      12/31/96  12/31/97      12/31/96    12/31/97
                                                                      ---------     --------- ---------     ---------   ----------
Investment Activities:
   Net Investment Income (Loss) ....................................   $ 1,115      $   361   $   (14)      $    47       $    20
   Net Realized Gain (Loss) on Investments and Foreign
     Currency Transactions .........................................     6,730        1,122     2,335           702            20
   Net Unrealized Appreciation (Depreciation) on Investments .......     4,177        1,133     1,514           637          (103)
                                                                       -------      -------   -------       -------       -------
   Increase in Net Assets Resulting from Operations ................    12,022        2,616     3,835         1,386           (63)
                                                                       -------      -------   -------       -------       -------
Distributions to Shareholders:

   Net Investment Income ...........................................    (1,121)        (355)      (13)          (47)          (20)
   Capital Gains ...................................................      (904)          --      (736)           --            --
                                                                       -------      -------   -------       -------       -------
   Total Distributions .............................................    (2,025)        (355)     (749)          (47)          (20)
                                                                       -------      -------   -------       -------       -------
Capital Transactions:
   Proceeds from Shares Issued .....................................    32,879       24,660     9,159         9,578         7,626
   Reinvestment of Cash Distributions ..............................     2,025          355       749            47            20
   Cost of Shares Repurchased ......................................    (3,370)         (75)   (3,375)          (79)           --
                                                                       -------      -------   -------       -------       -------
   Increase in Net Assets from Capital Transactions ................    31,534       24,940     6,533         9,546         7,646
                                                                       -------      -------   -------       -------       -------
   Total Increase in Net Assets ....................................    41,531       27,201     9,619        10,885         7,563
                                                                       -------      -------   -------       -------       -------
Net Assets:
   Beginning of Period .............................................    31,216        4,015    14,294         3,409            --
                                                                       -------      -------   -------       -------       -------
   End of Period ...................................................   $72,747      $31,216   $23,913       $14,294       $ 7,563
                                                                       =======      =======   =======       =======       =======
Shares Issued and Redeemed:
   Shares Issued ...................................................     2,358        2,116       708           877           772
   Shares Issued in Lieu of Cash Distributions .....................       138           30        55             4             2
   Shares Redeemed .................................................      (230)          (6)     (257)           (7)           --
                                                                       -------      -------   -------       -------       -------
   Net Share Transactions ..........................................     2,266        2,140       506           874           774
                                                                       =======      =======   =======       =======       =======



                                                                                               INVESTMENT GRADE BOND
                                                                        CAPITAL GROWTH FUND            FUND
                                                                      ----------------------- -----------------------
                                                                      01/01/97-     01/01/96- 01/01/97-     01/01/96-
                                                                      12/31/97      12/31/96  12/31/97      12/31/96
                                                                      ---------     --------- ---------     ---------
Investment Activities:
   Net Investment Income (Loss) ....................................   $   311       $   139   $   493       $   325
   Net Realized Gain (Loss) on Investments and Foreign
     Currency Transactions .........................................     7,858         1,357        24           (40)
   Net Unrealized Appreciation (Depreciation) on Investments .......     4,911         1,199       220           (34)
                                                                       -------       -------   -------       -------
   Increase in Net Assets Resulting from Operations ................    13,080         2,695       737           251
                                                                       -------       -------   -------       -------
Distributions to Shareholders:

   Net Investment Income ...........................................      (312)         (138)     (493)         (325)
   Capital Gains ...................................................    (1,300)           --        --            --
                                                                       -------       -------   -------       -------
   Total Distributions .............................................    (1,612)         (138)     (493)         (325)
                                                                       -------       -------   -------       -------
Capital Transactions:
   Proceeds from Shares Issued .....................................    27,091        18,759     4,194         5,002
   Reinvestment of Cash Distributions ..............................     1,612           139       493           325
   Cost of Shares Repurchased ......................................    (3,483)          (44)   (3,068)         (329)
                                                                       -------       -------   -------       -------
   Increase in Net Assets from Capital Transactions ................    25,220        18,854     1,619         4,998
                                                                       -------       -------   -------       -------
   Total Increase in Net Assets ....................................    36,688        21,411     1,863         4,924
                                                                       -------       -------   -------       -------
Net Assets:
   Beginning of Period .............................................    25,189         3,778     8,039         3,115
                                                                       -------       -------   -------       -------
   End of Period ...................................................   $61,877       $25,189   $ 9,902       $ 8,039
                                                                       =======       =======   =======       =======
Shares Issued and Redeemed:
   Shares Issued ...................................................     1,771         1,567       421           506
   Shares Issued in Lieu of Cash Distributions .....................       100            11        49            33
   Shares Redeemed .................................................      (216)           (4)     (309)          (33)
                                                                       -------       -------   -------       -------
   Net Share Transactions ..........................................     1,655         1,574       161           506
                                                                       =======       =======   =======       =======



                                                                           INTERNATIONAL
                                                                            EQUITY FUND
                                                                      -----------------------
                                                                      01/01/97-    11/07/96*-
                                                                      12/31/97     12/31/96
                                                                      ---------    ----------
Investment Activities:
   Net Investment Income (Loss) ....................................   $    33      $    1
   Net Realized Gain (Loss) on Investments and Foreign
     Currency Transactions .........................................       101           1
   Net Unrealized Appreciation (Depreciation) on Investments .......       484          14
                                                                       -------      ------
   Increase in Net Assets Resulting from Operations ................       618          16
                                                                       -------      ------
Distributions to Shareholders:

   Net Investment Income ...........................................        (1)         (1)
   Capital Gains ...................................................        --          --
                                                                       -------      ------
   Total Distributions .............................................        (1)         (1)
                                                                       -------      ------
Capital Transactions:
   Proceeds from Shares Issued .....................................    12,992         979
   Reinvestment of Cash Distributions ..............................         1           1
   Cost of Shares Repurchased ......................................      (758)         --
                                                                       -------      ------
   Increase in Net Assets from Capital Transactions ................    12,235         980
                                                                       -------      ------
   Total Increase in Net Assets ....................................    12,852         995
                                                                       -------      ------
Net Assets:
   Beginning of Period .............................................       995          --
                                                                       -------      ------
   End of Period ...................................................   $13,847      $  995
                                                                       =======      ======
Shares Issued and Redeemed:
   Shares Issued ...................................................     1,136          98
   Shares Issued in Lieu of Cash Distributions .....................        --          --
   Shares Redeemed .................................................       (67)         --
                                                                       -------      ------
   Net Share Transactions ..........................................     1,069          98
                                                                       =======      ======

*Commencement of Operations
Amounts designated as "--" are either $0 or have been rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26 & 27

FINANCIAL HIGHLIGHTS
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS  FOR THE PERIODS ENDED THROUGH DECEMBER 31,

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                       NET            NET REALIZED AND
                             NET ASSET VALUE       INVESTMENT     UNREALIZED GAINS (LOSSES)     DISTRIBUTIONS FROM
                            BEGINNING OF PERIOD   INCOME (LOSS)        ON INVESTMENTS          NET INVESTMENT INCOME
                            -------------------   -------------   -------------------------    ---------------------
VALUE INCOME STOCK FUND
           1997                   $12.41             $ 0.28               $ 3.02                      $(0.28)
           1996                    10.67               0.23                 1.74                       (0.23)
           1995 (1)                10.00               0.06                 0.67                       (0.06)

MID-CAP EQUITY FUND (A)
           1997                   $11.86             $(0.01)              $ 2.64                      $(0.01)
           1996                    10.27               0.06                 1.59                       (0.06)
           1995 (1)                10.00               0.05                 0.27                       (0.05)

SMALL CAP EQUITY FUND
           1997 (3)               $10.00             $ 0.03               $(0.23)                     $(0.03)
CAPITAL GROWTH FUND
           1997                   $13.06             $ 0.10               $ 4.63                      $(0.10)
           1996                    10.66               0.12                 2.40                       (0.12)
           1995 (1)                10.00               0.04                 0.66                       (0.04)

INVESTMENT GRADE BOND FUND
           1997                   $ 9.92             $ 0.58               $ 0.27                      $(0.58)
           1996                    10.25               0.54                (0.33)                      (0.54)
           1995 (1)                10.00               0.13                 0.25                       (0.13)

INTERNATIONAL EQUITY FUND
           1997                   $10.16             $ 0.03               $ 1.68                      $   --
           1996 (2)                10.00               0.01                 0.16                       (0.01)






                                                                                                                     RATIO OF
                                                    NET ASSET               NET ASSETS         RATIO OF            NET INVESTMENT
                             DISTRIBUTIONS FROM     VALUE END      TOTAL      END OF         EXPENSES TO          INCOME (LOSS) TO
                           REALIZED CAPITAL GAINS   OF PERIOD     RETURN   PERIOD (000)   AVERAGE NET ASSETS    AVERAGE NET ASSETS
                           ----------------------   ---------     ------   ------------   ------------------    ------------------
VALUE INCOME STOCK FUND
           1997                    $(0.22)           $15.21       26.82%     $72,747             0.95%                 2.09%
           1996                        --             12.41       18.64       31,216             0.95                  2.45
           1995 (1)                    --             10.67        7.31*       4,015             0.95                  2.98

MID-CAP EQUITY FUND (A)
           1997                    $(0.51)           $13.97       22.23%     $23,913             1.15%                (0.07)%
           1996                        --             11.86       16.05       14,294             1.15                  0.58
           1995 (1)                    --             10.27        3.19*       3,409             1.15                  2.22

SMALL CAP EQUITY FUND
           1997 (3)                $   --            $ 9.77       (2.05)%*   $ 7,563             1.20%                 1.62%
CAPITAL GROWTH FUND
           1997                    $(0.42)           $17.27       36.54%     $61,877             1.15%                 0.70%
           1996                        --             13.06       23.75       25,189             1.15                  1.15
           1995 (1)                    --             10.66        6.96*       3,778             1.15                  1.69

INVESTMENT GRADE BOND FUND
           1997                    $   --            $10.19        8.84%     $ 9,902             0.75%                 5.81%
           1996                        --              9.92        2.29        8,039             0.75                  5.54
           1995 (1)                    --             10.25        3.68*       3,115             0.75                  5.04

INTERNATIONAL EQUITY FUND
           1997                    $   --            $11.87       16.84%     $13,847             1.60%                 0.41%
           1996 (2)                    --             10.16        1.70*         995             1.60                  1.83




                                                        RATIO OF
                                   RATIO OF          NET INVESTMENT
                                 EXPENSES TO        INCOME (LOSS) TO
                             AVERAGE NET ASSETS    AVERAGE NET ASSETS       PORTFOLIO      AVERAGE
                             (EXCLUDING WAIVERS    (EXCLUDING WAIVERS       TURNOVER     COMMISSION
                             AND REIMBURSEMENTS)   AND REIMBURSEMENTS)        RATE         RATE(4)
                             -------------------   -------------------      ---------    ----------
VALUE INCOME STOCK FUND
           1997                      1.23%                1.81%              104.84%      $0.0536
           1996                      1.95                 1.45                79.80        0.0540
           1995 (1)                  5.72                (1.79)                7.17          n/a

MID-CAP EQUITY FUND (A)
           1997                      1.77%               (0.69)%             138.98%      $0.0322
           1996                      2.79                (1.06)              139.60        0.0530
           1995 (1)                  6.34                (2.97)               13.29          n/a

SMALL CAP EQUITY FUND
           1997 (3)                  2.66%                0.16%                4.11%      $0.0320
CAPITAL GROWTH FUND
           1997                      1.60%                0.25%              195.86%      $0.0503
           1996                      2.43                (0.13)              148.48        0.0530
           1995 (1)                  6.18                (3.34)                8.05          n/a

INVESTMENT GRADE BOND FUND
           1997                      1.58%                4.98%              219.22%         n/a
           1996                      2.78                 3.51               303.30          n/a
           1995 (1)                  6.05                (0.26)              108.55          n/a

INTERNATIONAL EQUITY FUND
           1997                      2.93%               (0.92)%              99.14%      $0.0248
           1996 (2)                 31.39               (27.96)                  --        0.0620




(1) Commenced operations on October 2, 1995. All ratios for the period have been annualized.
(2) Commenced operations on November 7, 1996. All ratios for the period have been annualized.
(3) Commenced operations on October 22, 1997. All ratios for the period have been annualized.
(4) Average commission rate paid per share for security purchases and sales during the period.
    Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
 *  Returns are for the period indicated and have not been annualized.
(A) During the fiscal year ended December 31, 1996, the Aggressive Growth Fund changed its name to the Mid-Cap Equity Fund.
Amounts designated as "--" are either $0 or rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

28 & 29

NOTES TO FINANCIAL STATEMENTS
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997


1. Organization

The STI Classic Variable Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with six funds: the Value Income Stock Fund, the Mid-Cap Equity Fund, the Small Cap Equity Fund, the Capital Growth Fund, the International Equity Fund (collectively "the Equity Funds") and the Investment Grade Bond Fund. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of each Fund's investment objective policies and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are valued at the last quoted sales price, if readily available for such equity securities, on each business day. If there is no such reported sale, these securities, and unlisted securities for which market quotations are readily available, are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund are valued based upon quotations from the primary market in which they are traded.

     Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less until maturity may be valued either at the most recently quoted bid price or at their amortized cost.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Dividend income is recognized on ex-dividend date, and interest income is recognized on an accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. The cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the applicable holding period. Purchase discounts and premiums on securities held by the Investment Grade Bond and the Equity Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the repurchase agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of the respective class of the Fund. The offering price per share for

================================================================================





     the shares of the Investment Grade Bond and Equity Funds is the net asset value per share.

     FOREIGN CURRENCY TRANSACTIONS -- With respect to the International Equity Fund, the books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     [BULLET] market value of investment securities, assets and liabilities at the current rate of exchange; and

     [BULLET] purchases and sales of investment securities, income, and expenses at the relevent rates of exchange prevailing on the respective dates of such transactions.

     The International Equity Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

     The International Equity Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     OTHER -- Distributions from net investment income for the Investment Grade Bond Fund are declared daily and paid monthly to shareholders. Distributions from net investment income for the Value Income Stock Fund, the Mid-Cap Equity Fund, the Small Cap Equity Fund and the Capital Growth Fund are declared and paid quarterly to shareholders. Distributions from net investment income for the International Equity Fund are declared and paid annually to shareholders. Any net realized capital gains are distributed to shareholders at least annually. Expenses related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets.

     RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to a net operating loss in the Mid-Cap Equity Fund and the classification of short-term capital gains and ordinary income for tax purposes related to the other funds, have been reclassified to/from the following accounts:

                                            UNDISTRIBUTED
                           ACCUMULATED     NET INVESTMENT
                          REALIZED GAIN        INCOME
                              (000)             (000)
                          -------------    --------------
     Value Income
        Stock Fund           $(225)             $225
     Mid-Cap Equity Fund      (27)               27
     Capital Growth Fund      (60)               60


     These reclassifications have no effect on net assets or net asset values per share.

NOTES TO FINANCIAL STATEMENTS (Concluded)
================================================================================
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997



     USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.


3. Administration and Distribution Agreements

The Trust and SEI Fund Resources (the "Administrator") are parties to an administration agreement (the "Administration Agreement") dated August 18, 1995 as amended November 19, 1997. Under the terms of the Administration Agreement the Administrator is entitled to a fee, subject to a minimum, (expressed as a percentage of the combined average daily net assets of the Trust and the STI Classic Funds) of: .12% up to $1 billion, .09% on the next $4 billion, .07% on the next $3 billion, .065% on the next $2 billion, and .06% for over $10 billion.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated August 2, 1995 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and SEI Investments Distribution Co. ("the Distributor") are parties to a Distribution Agreement dated August 2, 1995. The Distributor receives no fees for its services under this agreement.


4. Investment Advisory Agreement

Investment advisory services are provided to the Trust by STI Capital Management, N.A. ("STI Capital"). Under the terms of the investment advisory agreements, STI Capital is entitled to receive a fee from the Fund, computed daily and paid monthly, at an annual rate of .74%, 1.15%, .80%, 1.15%, 1.15% and 1.25% of the average daily net assets of the Investment Grade Bond Fund, Capital Growth Fund, Value Income Stock Fund, Mid-Cap Equity Fund, Small Cap Equity Fund and International Equity Fund, respectively. STI Capital has voluntarily agreed to waive all or a portion of its fees (and to reimburse Funds' expenses) in order to limit operating expenses. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

SunTrust Bank, Atlanta acts as Custodian for all the Funds except the International Equity Fund which has a custodian agreement with the Bank of New York. Fees of the Custodian are paid on the basis of net assets. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

5. Organizational Costs and Transactions with Affiliates

The Trust incurred organization costs of approximately $55,566. These costs have been deferred in the accounts of the Funds and are being amortized on a straight line basis over a period of sixty months commencing with operations. The costs include legal fees of approximately $44,153 for organizational work performed by a law firm of which two officers of the Trust are partners. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational cost in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of the Administrator and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

================================================================================



6. Investment Transactions

The cost of security purchases and the proceeds from security sales, excluding short-term investments, for the period ended December 31, 1997 were as follows:

                                                  U.S. GOVT.  U.S. GOVT.
                           PURCHASES     SALES    PURCHASES     SALES
                             (000)       (000)      (000)       (000)
                           ---------    --------  ---------   ---------
Value Income Stock Fund     $75,585     $51,313   $    --     $    --
Mid-Cap Equity Fund          29,295      24,286        --          --
Small Cap Equity Fund         7,395         241        --          --
Capital Growth Fund          99,913      78,380        --          --
Investment Grade
   Bond Fund                  7,439       6,010    11,789      11,576
International Equity Fund    18,768       7,145        --          --


At December 31, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Investment Grade Bond and Equity Funds at December 31, 1997 was as follows:

                                                          NET UNREALIZED
                               APPRECIATED  DEPRECIATED    APPRECIATION/
                               SECURITIES   SECURITIES     DEPRECIATION
                                  (000)        (000)          (000)
                               -----------  -----------   --------------
Value Income Stock Fund          $6,482     $  (975)         $5,507
Mid-Cap Equity Fund               3,304      (1,087)          2,217
Small Cap Equity Fund               225        (328)           (103)
Capital Growth Fund               7,081        (775)          6,306
Investment Grade Bond Fund          284         (28)            256
International Equity Fund           992        (493)            499


7. Concentration of Credit Risk

The Investment Grade Bond Fund invests primarily in investment grade obligations rated at least BBB or better by S & P or Baa or better by Moody's. Changes by recognized rating agencies in the ratings of any fixed income security or in the ability of an issuer to make payments of interest and principal may affect the value of these investments.


8. Consent of Sole Shareholder

On October 20, 1997, the sole shareholder of the Small Cap Equity Fund (the "Fund") approved the following appointments: SEI Fund Resources to serve as administrator of the Fund, STI Capital Management, N.A. to serve as investment advisor to the assets of the Fund and SEI Investments Distribution Co. to serve as distributor of the shares of the Fund.

                              NOTICE TO SHAREHOLDERS                   Unaudited
                                        OF
                        STI CLASSIC VARIABLE TRUST FUNDS


For shareholders that do not have a December 31, 1997 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 1997 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 1997, each portfolio is designating the following items with regard to distributions paid during the year:

                                    (A)             (B)              (C)
                                 LONG TERM       ORDINARY
                               CAPITAL GAINS      INCOME            TOTAL
                               DISTRIBUTIONS   DISTRIBUTIONS    DISTRIBUTIONS
PORTFOLIO                       (TAX BASIS)     (TAX BASIS)      (TAX BASIS)
---------                      -------------   -------------    -------------
Value Income Stock Fund             3%              97%             100%
Mid-Cap Equity Fund                 6%              94%             100%
Small Cap Equity Fund               0%               0%               0%
Capital Growth Fund                 4%              96%             100%
Investment Grade Bond Fund          0%             100%             100%
International Equity Fund           0%             100%             100%


                                    (D)             (E)
                                QUALIFYING      TAX-EXEMPT
PORTFOLIO                      DIVIDENDS (1)     INTEREST
---------                      -------------    ----------
Value Income Stock Fund              63%            0%
Mid-Cap Equity Fund                  14%            0%
Small Cap Equity Fund                26%            0%
Capital Growth Fund                   0%            0%
Investment Grade Bond Fund            0%            0%
International Equity Fund             0%            0%

----------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A) and (B) are based on a percentage of each portfolio's total distributions.
**   Item (D) is based on the net income of the portfolio.
***  Item (E) is based on the gross income of the portfolio.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees of STI Classic Variable Trust:

We have audited the accompanying statements of net assets of the Value Income Stock, Mid-Cap Equity, Small Cap Equity, Capital Growth, Investment Grade Bond and International Equity Funds of STI Classic Variable Trust (the "Trust") as of December 31, 1997, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securites transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Income Stock, Mid-Cap Equity, Small Cap Equity, Capital Growth, Investment Grade Bond and International Equity Funds of STI Classic Variable Trust as of December 31, 1997, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.





ARTHUR ANDERSEN LLP



Philadelphia, PA
January 30, 1998

Investment Advisor:

STI Capital Management, N.A.



STI Classic Variable Trust Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust
Banks, Inc. or any other of its
affiliates. Investment in the Funds
involves risk, including the possible
loss of principal. There is no guarantee that any STI Classic Variable Trust Fund will achieve its investment objective.
The STI Classic Variable Trust Funds are advised by an affiliate of SunTrust
Banks, Inc.








Distributor:
SEI Investments Distribution Co.


This information must be preceded or
accompanied by a current prospectus for
each Fund described.